UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 24, 2014

Date of Report (Date of earliest event reported)

Caesars Entertainment

Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 24, 2014, Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), and holders (the “Consenting Creditors”) of over 38% of claims in respect of CEOC’s 11.25% senior secured notes due 2017, CEOC’s 8.5% senior secured notes due 2020 and CEOC’s 9% senior secured notes due 2020 (collectively, the “First Lien Notes” and, the claims with respect thereto, the “First Lien Bond Claims”) agreed to extend certain deadlines set forth in the Restructuring Support and Forbearance Agreement (the “RSA”), dated as December 19, 2014, among CEC, CEOC and the Consenting Creditors (collectively, the “Parties”), the entry of which was previously announced by CEC and CEOC on December 19, 2014. The Parties agreed to: (i) extend from noon on December 24, 2014 to 5:00 p.m., New York City time, on December 28, 2014, the time by which the Parties are obligated to reach an agreement with respect to the remaining terms of the operating leases and the Management and Lease Support Agreement; (ii) extend from December 24, 2014 to December 29, 2014, the date by which any holder of the First Lien Notes may sign the RSA and have the option to elect to join the backstop (each, a “Preferred Backstop Investor”) for the $300 million of preferred equity (“Preferred PropCo Equity”) of the restructured property company; (iii) January 5, 2014 as the date by which allocations must be determined among the Preferred Backstop Investors for the Preferred PropCo Equity; and (iv) extend from 5:00 p.m., New York City time, on January 5, 2014 to 5:00 p.m., New York City time, on January 9, 2015, the time until which creditors holding at least 60% of the First Lien Bond Claims must sign the RSA for the RSA to become effective.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEOC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: December 24, 2014	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary